UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Global Real Estate Securities Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Diversified International Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified International Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Diversified International Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by Jeffrey M. Mortimer, CFA and Caroline Lee of BNY Mellon Wealth Management, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Diversified International Fund’s Class A shares produced a total return of -11.36%, Class C shares returned -11.71%, Class I shares returned -11.27%, and Class Y shares returned -11.25%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -14.21% for the same period.2

Global stocks declined over the reporting period, due to the COVID-19 virus and the efforts to stem its spread. The fund outperformed the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio managers, based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio managers determine the underlying funds. As of April 30, 2020, the fund’s market value was allocated as follows:

Underlying Funds:

BNY Mellon International Core Equity Fund     35.42%

BNY Mellon International Stock Fund      32.02%

BNY Mellon International Equity Fund      20.47%

BNY Mellon International Small Cap Fund     6.14%

BNY Mellon Emerging Markets Securities Fund   4.26%

Stocks Decline Due to COVID-19 Shutdowns

After surging early in 2019, U.S. markets remained steady, though investors grew concerned about trade tensions and the pace of global economic growth. As trade tensions and other geopolitical concerns appeared to be weighing on economic growth, the Federal Reserve (the “Fed”) reduced the federal funds rate twice, bringing the target rate to 1.50-1.75%. Other major central banks also took actions to support their economies.

Stocks rallied in response, and as investors became optimistic about a U.S.-China trade agreement. Talks culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, in 2020, markets experienced a correction, amid growing concerns about COVID-19 in China, erasing the gain that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds rate target to 0.00-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat and provide relief to employees who had lost their jobs as a result of government-mandated business

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

shutdowns. At the end of the reporting period, markets began to rebound, as these programs took effect, and investors began to anticipate the end of government shutdowns designed to slow the spread of the virus.

Underlying Manager Performance Drove Fund Results

The fund’s outperformance versus the benchmark came largely as a result of favorable results from the BNY Mellon International Stock Fund, which outperformed its benchmark by more than 1,000 basis points. The BNY Mellon International Core Equity Fund also contributed positively to performance, as it beat its benchmark by more than 240 basis points. Allocation decisions to the underlying funds also was beneficial to performance.

On a less positive note, the fund’s performance was hindered primarily by the underperformance of two underlying funds. The BNY Mellon International Small Cap lagged its benchmark by more than 700 basis points, and the BNY Mellon International Core Equity Fund lagged by 70 basis points. Although the underperformance was not large, the large allocation to this fund resulted in a significant drag on performance. The BNY Mellon Emerging Markets Securities Fund also lagged its benchmark, but the allocation to this asset class in the Index is relatively small, and the allocation to it in the fund was underweighted, which helped offset the negative impact.

The fund made no changes to its allocations among the underlying funds during the reporting period.

Maintaining a Well-Diversified Investment Posture

It is our opinion that the current economic downturn will eventually pass. The fund continues to be invested in line with BNY Mellon Wealth Management’s best thinking, and we believe it is well-positioned to weather the current environment. We will continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations. The fund offers a diversified portfolio of foreign equity investments that provide broad exposure to multiple investment managers, investment approaches, capitalizations and regions.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. through February 28, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are higher in emerging- market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$1.88	$5.38	$.42	$.19
Ending value (after expenses)	$886.40	$882.90	$887.30	$887.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$2.01	$5.77	$.45	$.20
Ending value (after expenses)	$1,022.87	$1,019.14	$1,024.42	$1,024.66

†  Expenses are equal to the fund’s annualized expense ratio of .40% for Class A, 1.15% for Class C, .09% for Class I and .04% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 98.6%
Foreign Equity - 98.6%
BNY Mellon Emerging Markets Securities Fund, Cl. Y	3,081,518	[a]	26,840,025
BNY Mellon International Core Equity Fund, Cl. Y	6,881,233	[a]	223,089,558
BNY Mellon International Equity Fund, Cl. Y	7,239,784	[a]	128,940,559
BNY Mellon International Small Cap Fund, Cl. Y	3,629,693	[a]	38,692,531
BNY Mellon International Stock Fund, Cl. Y	10,476,534	[a]	201,673,270
Total Investments (cost $498,602,874)	98.6%		619,235,943
Cash and Receivables (Net)	1.4%		8,937,883
Net Assets	100.0%		628,173,826

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	98.6
98.6

† Based on net assets.

See notes to financial statements.

6

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	39,970,216	815,679	(7,990,521)	(1,696,906)
BNY Mellon International Core Equity Fund, CI. Y	335,395,150	10,989,837	(62,326,063)	(6,322,296)
BNY Mellon International Equity Fund, CI. Y	193,948,127	6,251,229	(41,550,711)	(3,001,328)
BNY Mellon International Small Cap Fund, CI. Y	63,866,796	2,563,929	(11,186,729)	(2,098,906)
BNY Mellon International Stock Fund, CI. Y	247,893,284	7,459,881	(36,756,396)	541,046
Total	881,073,573	28,080,555	(159,810,420)	(12,578,390)

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	(4,258,443)	26,840,025	4.3	593,614
BNY Mellon International Core Equity Fund, CI. Y	(54,647,070)	223,089,558	35.9	9,257,730
BNY Mellon International Equity Fund, CI. Y	(26,706,758)	128,940,559	20.7	5,096,489
BNY Mellon International Small Cap Fund, CI. Y	(14,452,559)	38,692,531	6.2	2,253,038
BNY Mellon International Stock Fund, CI. Y	(17,464,545)	201,673,270	32.5	6,438,382
Total	(117,529,376)	619,235,943	99.6	23,639,253

† Includes reinvested dividends/distributions.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	498,602,874	619,235,943
Cash		10,356,480
Receivable for shares of Common Stock subscribed		446,414
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		5,384
Prepaid expenses		40,680
		630,084,901
Liabilities ($):
Payable for shares of Common Stock redeemed		1,830,103
Directors’ fees and expenses payable		14,333
Interest payable—Note 2		186
Other accrued expenses		66,453
		1,911,075
Net Assets ($)		628,173,826
Composition of Net Assets ($):
Paid-in capital		539,858,578
Total distributable earnings (loss)		88,315,248
Net Assets ($)		628,173,826

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,928,505	182,163	27,230,487	595,832,671
Shares Outstanding	430,947	15,887	2,379,938	52,139,702
Net Asset Value Per Share ($)	11.44	11.47	11.44	11.43

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest	50,083
Cash dividends from affiliated issuers	19,791,942
Total Income	19,842,025
Expenses:
Shareholder servicing costs—Note 3(c)	116,476
Professional fees	48,428
Registration fees	35,356
Directors’ fees and expenses—Note 3(d)	32,762
Loan commitment fees—Note 2	9,770
Prospectus and shareholders’ reports	6,140
Chief Compliance Officer fees—Note 3(c)	5,366
Distribution fees—Note 3(b)	743
Custodian fees—Note 3(c)	447
Interest expense—Note 2	186
Miscellaneous	12,633
Total Expenses	268,307
Less—reduction in expenses due to undertaking—Note 3(a)	(97,149)
Net Expenses	171,158
Investment Income—Net	19,670,867
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(12,578,390)
Capital gain distributions from affiliated issuers	3,847,311
Net Realized Gain (Loss)	(8,731,079)
Net change in unrealized appreciation (depreciation) on investments:
Affiliated issuers	(117,529,376)
Net Realized and Unrealized Gain (Loss) on Investments	(126,260,455)
Net (Decrease) in Net Assets Resulting from Operations	(106,589,588)

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	19,670,867	14,319,964
Net realized gain (loss) on investments	(8,731,079)	4,605,202
Net change in unrealized appreciation (depreciation) on investments	(117,529,376)	69,011,405
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,589,588)	87,936,571
Distributions ($):
Distributions to shareholders:
Class A	(109,355)	(90,233)
Class C	(1,457)	(1,950)
Class I	(813,275)	(605,355)
Class Y	(18,815,805)	(14,753,622)
Total Distributions	(19,739,892)	(15,451,160)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,126,669	1,671,839
Class I	9,241,222	15,352,043
Class Y	35,213,851	112,094,721
Distributions reinvested:
Class A	101,481	84,422
Class C	1,385	1,901
Class I	662,390	479,929
Class Y	2,610,096	2,046,186
Cost of shares redeemed:
Class A	(1,441,186)	(2,675,288)
Class C	(220)	(233,715)
Class I	(12,924,976)	(14,691,172)
Class Y	(171,006,469)	(128,319,771)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(136,415,757)	(14,188,905)
Total Increase (Decrease) in Net Assets	(262,745,237)	58,296,506
Net Assets ($):
Beginning of Period	890,919,063	832,622,557
End of Period	628,173,826	890,919,063

10

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	88,782	135,839
Shares issued for distributions reinvested	7,495	7,498
Shares redeemed	(113,381)	(216,617)
Net Increase (Decrease) in Shares Outstanding	(17,104)	(73,280)
Class C
Shares issued for distributions reinvested	102	168
Shares redeemed	(16)	(18,894)
Net Increase (Decrease) in Shares Outstanding	86	(18,726)
Class Ia
Shares sold	769,160	1,250,445
Shares issued for distributions reinvested	48,957	42,698
Shares redeemed	(1,147,333)	(1,206,008)
Net Increase (Decrease) in Shares Outstanding	(329,216)	87,135
Class Ya
Shares sold	2,962,798	9,333,860
Shares issued for distributions reinvested	193,198	182,207
Shares redeemed	(15,554,697)	(10,564,565)
Net Increase (Decrease) in Shares Outstanding	(12,398,701)	(1,048,498)

[a] During the period ended April 30, 2020, 478,666 Class Y shares representing $5,798,407 were exchanged for 478,065 Class I shares and during the period ended October 31, 2019, 1,111 Class A shares representing $14,086 were exchanged for 1,111 Class I shares and 770,497 Class Y shares representing $9,561,615 were exchanged for 769,688 Class I shares.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.14	12.09	13.25	10.91	11.23	11.57
Investment Operations:
Investment income—net[a]	.28	.17	.14	.20	.09	.19
Net realized and unrealized gain (loss) on investments	(1.74)	1.06	(1.16)	2.25	(.32)	(.33)
Total from Investment Operations	(1.46)	1.23	(1.02)	2.45	(.23)	(.14)
Distributions:
Dividends from investment income—net	(.24)	(.18)	(.14)	(.11)	(.09)	(.20)
Net asset value, end of period	11.44	13.14	12.09	13.25	10.91	11.23
Total Return (%)[b]	(11.36)[c]	10.40	(7.79)	22.70	(2.08)	(1.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	3.90[e]	4.08	3.15	2.73	1.78	1.57
Ratio of net expenses to average net assets[d]	.40[e]	.40	.40	.39	.39	.40
Ratio of net investment income to average net assets[d]	4.41[e]	1.41	1.07	1.74	.84	1.64
Portfolio Turnover Rate	3.51[c]	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	4,929	5,889	6,302	7,223	10,778	11,228

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized.

See notes to financial statements.

12

Six Months Ended
April 30, 2020		Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.08	12.00	13.22	10.86	11.17	11.51
Investment Operations:
Investment income (loss)—net[a]	.22	.12	.01	(.03)	(.01)	.12
Net realized and unrealized gain (loss) on investments	(1.74)	1.02	(1.12)	2.39	(.30)	(.34)
Total from Investment Operations	(1.52)	1.14	(1.11)	2.36	(.31)	(.22)
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.11)	-	-	(.12)
Net asset value, end of period	11.47	13.08	12.00	13.22	10.86	11.17
Total Return (%)[b]	(11.71)[c]	9.61	(8.48)	21.73	(2.78)	(1.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.59[e]	1.43	1.34	1.54	1.59	1.48
Ratio of net expenses to average net assets[d]	1.15[e]	1.15	1.15	1.14	1.14	1.15
Ratio of net investment income (loss) to average net assets[d]	3.53[e]	.97	.11	(.26)	(.05)	1.02
Portfolio Turnover Rate	3.51[c]	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	182	207	414	361	130	139

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.17	12.12	13.28	10.94	11.27	11.60
Investment Operations:
Investment income—net[a]	.30	.21	.16	.11	.41	.22
Net realized and unrealized gain (loss) on investments	(1.74)	1.06	(1.14)	2.38	(.61)	(.31)
Total from Investment Operations	(1.44)	1.27	(.98)	2.49	(.20)	(.09)
Distributions:
Dividends from investment income—net	(.29)	(.22)	(.18)	(.15)	(.13)	(.24)
Net asset value, end of period	11.44	13.17	12.12	13.28	10.94	11.27
Total Return (%)	(11.27)[b]	10.83	(7.51)	23.11	(1.77)	(.75)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.09[d]	.08	.07	.09	.05	.03
Ratio of net expenses to average net assets[c]	.09[d]	.08	.07	.09	.04	.03
Ratio of net investment income to average net assets[c]	4.80[d]	1.68	1.25	.88	3.76	1.96
Portfolio Turnover Rate	3.51[b]	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	27,230	35,681	31,776	25,310	12,802	715,214

a Based on average shares outstanding.

b Not annualized.

c Amounts do not include the expenses of the underlying fund.

d Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2020		Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.16	12.11	13.27	10.94	11.26	10.53
Investment Operations:
Investment income (loss)—net[b]	.31	.21	.18	.17	(.00)[c]	(.00)[c]
Net realized and unrealized gain (loss) on investments	(1.75)	1.07	(1.15)	2.32	(.19)	.73
Total from Investment Operations	(1.44)	1.28	(.97)	2.49	(.19)	.73
Distributions:
Dividends from investment income—net	(.29)	(.23)	(.19)	(.16)	(.13)	-
Net asset value, end of period	11.43	13.16	12.11	13.27	10.94	11.26
Total Return (%)	(11.25)[d]	10.87	(7.48)	23.12	(1.71)	6.93[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.04[f]	.04	.03	.04	.03	2.42[f]
Ratio of net expenses to average net assets[e]	.04[f]	.04	.03	.04	.03	.21[f]
Ratio of net investment income (loss) to average net assets[e]	4.83[f]	1.70	1.37	1.45	(.03)	(.21)[f]
Portfolio Turnover Rate	3.51[d]	9.44	3.66	12.41	11.12	18.00
Net Assets, end of period ($ x 1,000)	595,833	849,143	794,131	851,921	811,498	1

a From October 1, 2015 (commencement of initial offering) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not Annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares increasing authorized Class Y shares from 200 million to 300 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (300 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

16

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Investment Companies	619,235,943	-	-	619,235,943

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries,

18

companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $15,451,160. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $19,780 with a related weighted average annualized interest rate of 1.89%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses (including acquired fund (underlying funds) fees and expenses) of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $97,149 during the period ended April 30, 2020.

During the period ended April 30, 2020, the Distributor retained $14 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $743 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

20

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $6,917 and $248, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $3,163 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $447 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $5,366 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $107, Shareholder Services Plan fees of $1,004, custodian fees

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of $297, Chief Compliance Officer fees of $3,551 and transfer agency fees of $1,048, which are offset against an expense reimbursement currently in effect in the amount of $11,391.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2020, amounted to $28,080,553 and $159,810,418, respectively.

At April 30, 2020, accumulated net unrealized appreciation on investments was $120,633,069, consisting of $125,899,030 gross unrealized appreciation and $5,265,961 gross unrealized depreciation.

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional international multi-cap core funds (the “Performance Group”) and with a broader group of retail and institutional international multi-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional international multi-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the one- and four-year periods when it was below the Performance Group median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in the periods when performance was below median. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, like most other funds in the Expense Group, the fund pays management fees only at the underlying fund (acquired fund) level, so that the contractual and actual management fees of the fund were zero. The Board further considered that the fund’s total expenses (including acquired fund (underlying fund) fees and expenses) were above the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to assume the expenses of the fund so that the total annual fund operating expenses (including acquired fund (underlying fund) fees and expenses) of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of funds advised or administered by the Adviser that are in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. Since the fund pays no fees to the Adviser

24

under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

25

For More Information

BNY Mellon Diversified International Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6209SA0420

BNY Mellon Global Real Estate Securities Fund

SEMIANNUAL REPORT April 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Estate Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Real Estate Securities Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by the fund’s portfolio managers, E. Todd Briddell and Dean Frankel of CenterSquare Investment Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Global Real Estate Securities Fund Class A shares produced a total return of -20.75%, Class C shares returned -21.11%, Class I shares returned -20.64% and Class Y shares returned -20.68%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of -24.04% for the same period.2

Real estate-related securities declined over the reporting period, on average, due to the economic impact of government shutdowns implemented in response to the COVID-19 virus. The fund outperformed “the Index” due to favorable allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income, by normally investing at least 80% of its net assets in publicly traded equity securities of companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States and to invest in at least ten different countries. The fund also may invest in equity securities of companies located in emerging markets and in equity securities of companies of any market capitalization. Our proprietary approach quantifies investment opportunity, both from a real estate and stock perspective.

Real Estate Equities Decline on COVID-19 Concerns

Despite strong returns early in the reporting period, real estate investment trusts (“REITs”) performed poorly due to the emergence of the COVID-19 virus and its economic impact. Early in the reporting period, stocks generally performed well. A weakening economic outlook outside the U.S. (particularly in Europe) and ongoing geopolitical and trade tensions weighed on manufacturing sentiment and led central banks to shift toward a dovish stance. The Federal Reserve (the “Fed”) cut policy rates in October 2019, following up on two reductions earlier in the year and bringing the target to a range of 1.50% to 1.75%. In addition, trade tensions between the U.S. and China were eased in December 2019, as the Trump administration announced a “Phase One” trade deal with China.

At the start of 2020, supportive monetary policy continued to bolster markets, and economic growth began to show signs of rebounding, not only in the U.S. but also in Europe. But the emergence of the COVID-19 virus and the subsequent shutdowns brought substantial

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

turmoil to the REITs market as well as equities generally. This resulted in a flight to safety and a marked increase in volatility, which hurt returns across all segments of the equities market.

Speedy policy responses by central banks and government authorities helped restore calm. For example, in addition to making two emergency rate cuts in March 2020, the Fed relaunched lending facilities that it had used during the 2008-09 financial crisis and introduced new programs, assisting banks and investors. In addition, federal small business loan and paycheck protection programs provided some immediate relief to Main Street.

Among major REITs markets, Australia turned in the worst performance during the period, posting a 36% decline. Unlike most other markets, its valuations were relatively high at the start of 2020. Singapore and Hong Kong were hurt least in the turmoil, declining about 12% and 15%, respectively. The Hong Kong market was already relatively inexpensive at the start of 2020 due to the effect of protests against China.

Defensive Allocation and Security Selections Bolstered Fund Performance

The fund’s outperformance over the reporting period was driven by outperformance across all regional markets. Positions in Australia, UK and Europe were particularly beneficial, as was the fund’s defensive positioning. In addition to focusing on higher-quality companies, the fund benefited from an underweight in the retail sector, which underperformed, and an overweight position in affordable housing. The fund’s positions in certain segments, such as data centers and cellphone towers, which continue to benefit from long-term trends, were also advantageous.

On the other hand, stock selection in the health care sector lagged, especially in the senior housing segment. In addition, the fund’s positioning in Japan was not as defensive as in other markets, which hurt performance as the effects of COVID-19 emerged. For example, an underweight position in the industrial sector and an overweight position in hotels hindered performance. An overweight in the apartments segment would have been more beneficial if it had been larger.

Real Estate Recovery Will Be Uneven

We anticipate that the global real estate market will recover over the next two years. We believe Asia is likely to recover more quickly than other regions, and certain markets in the UK and Europe may also perform relatively well, given the lack of supply in those markets. In the U.S. market, retail, hotels and certain segments of the health care market are likely to struggle over the next two years, though we believe the market priced senior housing and hotels too low, making them potential attractive long-term positions, regardless of their challenges.

In this environment, oversupply in certain segments, such as retail and hospitality, may be hit particularly hard if capital is not available to keep locations open. This could present numerous opportunities for strong REIT managers with capital to purchase properties and acquire other REITs. Investors in REITs may also be able to capitalize on these market conditions.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through February 28, 2021, at which time it may be extended, terminated, or modified. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Estate Securities Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.79	$9.12	$4.68	$4.59
Ending value (after expenses)	$792.50	$788.90	$793.60	$793.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.52	$10.27	$5.27	$5.17
Ending value (after expenses)	$1,018.40	$1,014.67	$1,019.64	$1,019.74

†  Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.03% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Australia - 3.2%
Dexus	639,810		3,761,438
Goodman Group	264,980		2,227,001
Mirvac Group	2,437,330		3,486,150
Scentre Group	2,498,840		3,721,132
The GPT Group	691,108		1,873,516
			15,069,237
Belgium - 1.3%
Aedifica	19,160		1,855,625
Warehouses De Pauw, CVA	156,364		4,288,251
			6,143,876
Canada - 2.3%
Canadian Apartment Properties REIT	85,090		2,928,130
Chartwell Retirement Residences	256,770		1,649,142
Granite Real Estate Investment Trust	63,090		2,882,664
RioCan Real Estate Investment Trust	83,392		952,572
Summit Industrial Income REIT	335,176		2,499,463
			10,911,971
France - .5%
Gecina	17,800		2,325,169
Germany - 6.6%
Deutsche Wohnen	161,070		6,535,643
LEG Immobilien	86,670	[a]	9,966,732
Vonovia	301,240	[a]	14,894,635
			31,397,010
Hong Kong - 6.4%
CK Asset Holdings	1,217,764		7,528,981
Hongkong Land Holdings	554,900		2,331,391
Hysan Development	564,000		1,884,139
Link REIT	784,600		6,959,020
New World Development	1,499,663		1,761,206
Sun Hung Kai Properties	540,500		7,313,739
Swire Properties	951,000		2,672,296
			30,450,772
Ireland - 1.1%
Hibernia REIT	2,429,310		3,142,350
Irish Residential Properties REIT	1,556,976		2,198,230
			5,340,580
Japan - 11.4%
Activia Properties	1,098		3,200,135
Advance Residence Investment	319		974,367
Comforia Residential REIT	1,190		3,538,026

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Japan - 11.4% (continued)
Daiwa Office Investment	82		454,159
Japan Excellent	2,969		3,192,966
Japan Hotel REIT Investment	3,703		1,227,051
Japan Real Estate Investment	592		3,200,675
Japan Retail Fund Investment	1,848		2,018,325
Kenedix Office Investment	466	[b]	2,314,728
LaSalle Logiport REIT	1,918		2,687,490
Mitsubishi Estate	612,100		9,961,613
Mitsui Fudosan	576,900		10,651,593
Mitsui Fudosan Logistics Park	396		1,559,371
Mori Hills REIT Investment	1,040		1,333,235
Nomura Real Estate Master Fund	3,847		4,386,185
SOSiLA Logistics REIT	1,987		2,219,813
United Urban Investment	1,044		1,046,516
			53,966,248
Luxembourg - .9%
Aroundtown	761,324		4,099,986
Singapore - 2.7%
Ascendas Real Estate Investment Trust	1,969,757		4,103,966
CapitaLand	1,591,200	[a]	3,358,354
CapitaLand Commercial Trust	1,447,029		1,634,345
Frasers Centrepoint Trust	231,422		346,748
Frasers Logistics & Industrial Trust	2,023,401		1,498,924
Mapletree Commercial Trust	1,369,600		1,881,579
			12,823,916
Spain - .7%
Inmobiliaria Colonial Socimi	356,090	[a]	3,438,174
Sweden - 2.3%
Fabege	370,010		4,425,911
Fastighets AB Balder, CI. B	108,690	[a,b]	4,289,864
Kungsleden	295,620		2,261,720
			10,977,495
United Kingdom - 5.1%
Derwent London	87,080		3,409,022
Empiric Student Property	2,655,000		2,091,345
Grainger	1,166,448		3,928,172
Land Securities Group	397,740		3,319,602
Safestore Holdings	277,193		2,511,639
Segro	760,464		7,953,162
Tritax Big Box REIT	511,260		777,089
			23,990,031
United States - 54.6%
Alexandria Real Estate Equities	15,800	[c]	2,482,022

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
United States - 54.6% (continued)
American Campus Communities	67,155	[c]	2,369,900
American Tower	19,700	[c]	4,688,600
Americold Realty Trust	212,680	[c]	6,505,881
Apartment Investment & Management, Cl. A	107,500	[c]	4,049,525
Apple Hospitality REIT	157,740	[c]	1,526,923
AvalonBay Communities	40,282	[c]	6,563,952
Boston Properties	83,827	[c]	8,146,308
Brixmor Property Group	326,690	[c]	3,740,601
Columbia Property Trust	284,205	[c]	4,061,289
Corporate Office Properties Trust	49,571	[c]	1,309,666
CubeSmart	183,670	[c]	4,628,484
CyrusOne	84,370	[c]	5,918,556
Digital Realty Trust	45,590	[c]	6,815,249
Diversified Healthcare Trust	216,603	[c]	673,635
Douglas Emmett	75,440	[c]	2,300,166
Duke Realty	51,420	[c]	1,784,274
Empire State Realty Trust, Cl. A	447,182	[c]	3,738,442
Equinix	12,464	[c]	8,415,693
Equity Residential	255,820	[c]	16,643,649
Extra Space Storage	46,670	[c]	4,118,161
First Industrial Realty Trust	142,590	[c]	5,385,624
Healthcare Trust of America, Cl. A	126,120	[c]	3,106,336
Healthpeak Properties	477,760	[c]	12,488,646
Host Hotels & Resorts	310,610	[c]	3,823,609
Invitation Homes	564,145	[c]	13,342,029
Iron Mountain	142,991	[b,c]	3,457,522
JBG SMITH Properties	230,382	[c]	7,821,469
Kilroy Realty	37,028	[c]	2,305,363
Life Storage	24,095	[c]	2,110,481
Medical Properties Trust	116,559	[c]	1,997,821
Mid-America Apartment Communities	29,350	[c]	3,284,852
Prologis	251,690	[c]	22,458,299
PS Business Parks	13,503	[c]	1,743,102
Public Storage	35,180	[c]	6,524,131
Realty Income	117,730	[c]	6,465,732
Regency Centers	94,770	[c]	4,161,351
Retail Properties of America, Cl. A	949,905	[c]	5,889,411
RLJ Lodging Trust	191,637	[c]	1,780,308
Sabra Health Care REIT	269,578	[c]	3,455,990
SBA Communications	5,777	[c]	1,674,868
SL Green Realty	12,863	[b,c]	682,382
STAG Industrial	126,789	[c]	3,328,211

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
United States - 54.6% (continued)
STORE Capital		163,220	[c]	3,275,825
Sun Communities		42,643	[c]	5,731,219
Sunstone Hotel Investors		140,486	[c]	1,291,066
UDR		224,033	[c]	8,394,517
Ventas		248,790	[c]	8,048,357
VEREIT		1,226,770	[c]	6,722,700
Welltower		85,495	[c]	4,379,909
WP Carey		45,790	[c]	3,012,066
				258,624,172
Total Common Stocks (cost $473,291,692)				469,558,637
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,460,517)	0.33	3,460,517	[d]	3,460,517

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,072,139)	0.33	3,072,139	[d]	3,072,139
Total Investments (cost $479,824,348)		100.5%		476,091,293
Liabilities, Less Cash and Receivables		(.5%)		(2,274,859)
Net Assets		100.0%		473,816,434

CVA—Company Voluntary Arrangement

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $6,682,254 and the value of the collateral was $7,017,108, consisting of cash collateral of $3,072,139 and U.S. Government & Agency securities valued at $3,944,969.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	98.8
Investment Companies	1.4
Health Care Equipment & Services	.3
100.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,557,332	75,575,916	(75,672,731)	3,460,517.7		19,125
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,954,597	6,411,442	(10,293,900)	3,072,139.7		-
Total	10,511,929	81,987,358	(85,966,631)	6,532,656	1.4	19,125

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
Australian Dollar	80,000	United States Dollar	52,204	5/4/2020	(72)
State Street Bank and Trust Company
United States Dollar	541,927	Hong Kong Dollar	4,200,000	5/4/2020	192
Canadian Dollar	266,595	United States Dollar	191,701	5/1/2020	(175)
Australian Dollar	270,000	United States Dollar	176,424	5/1/2020	(478)
United States Dollar	1,085,390	Japanese Yen	116,000,000	5/1/2020	4,447
Gross Unrealized Appreciation					4,639
Gross Unrealized Depreciation					(725)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,682,254)—Note 1(c):
Unaffiliated issuers	473,291,692	469,558,637
Affiliated issuers	6,532,656	6,532,656
Cash denominated in foreign currency	259,640	258,196
Receivable for investment securities sold		8,996,525
Dividends and securities lending income receivable		1,061,635
Receivable for shares of Common Stock subscribed		953,456
Tax reclaim receivable		551,398
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		4,639
Prepaid expenses		43,524
		487,960,666
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		407,583
Payable for investment securities purchased		6,094,969
Payable for shares of Common Stock redeemed		4,485,662
Liability for securities on loan—Note 1(c)		3,072,139
Directors’ fees and expenses payable		8,661
Interest payable—Note 2		1,326
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		725
Other accrued expenses		73,167
		14,144,232
Net Assets ($)		473,816,434
Composition of Net Assets ($):
Paid-in capital		528,987,950
Total distributable earnings (loss)		(55,171,516)
Net Assets ($)		473,816,434

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	15,874,665	729,629	42,100,320	415,111,820
Shares Outstanding	2,162,393	101,566	5,832,715	57,480,252
Net Asset Value Per Share ($)	7.34	7.18	7.22	7.22

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $406,523 foreign taxes withheld at source):
Unaffiliated issuers	10,742,990
Affiliated issuers	19,125
Income from securities lending—Note 1(c)	11,767
Interest	690
Total Income	10,774,572
Expenses:
Management fee—Note 3(a)	3,026,618
Shareholder servicing costs—Note 3(c)	154,949
Custodian fees—Note 3(c)	70,015
Professional fees	53,988
Registration fees	39,207
Directors’ fees and expenses—Note 3(d)	28,825
Chief Compliance Officer fees—Note 3(c)	6,707
Loan commitment fees—Note 2	6,481
Prospectus and shareholders’ reports	3,987
Distribution fees—Note 3(b)	3,229
Interest expense—Note 2	1,785
Miscellaneous	27,225
Total Expenses	3,423,016
Less—reduction in expenses due to undertaking—Note 3(a)	(117,071)
Net Expenses	3,305,945
Investment Income—Net	7,468,627
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(25,114,122)
Net realized gain (loss) on forward foreign currency exchange contracts	(35,171)
Net Realized Gain (Loss)	(25,149,293)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(131,976,963)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,209
Net Change in Unrealized Appreciation (Depreciation)	(131,973,754)
Net Realized and Unrealized Gain (Loss) on Investments	(157,123,047)
Net (Decrease) in Net Assets Resulting from Operations	(149,654,420)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	7,468,627	13,276,453
Net realized gain (loss) on investments	(25,149,293)	54,547,437
Net change in unrealized appreciation (depreciation) on investments	(131,973,754)	64,879,299
Net Increase (Decrease) in Net Assets Resulting from Operations	(149,654,420)	132,703,189
Distributions ($):
Distributions to shareholders:
Class A	(1,970,543)	(523,791)
Class C	(88,009)	(28,849)
Class I	(8,385,481)	(3,416,787)
Class Y	(63,511,398)	(23,881,293)
Total Distributions	(73,955,431)	(27,850,720)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,701,603	8,415,896
Class C	38,082	127,497
Class I	10,840,178	22,452,453
Class Y	42,144,440	93,896,016
Distributions reinvested:
Class A	1,920,568	508,701
Class C	71,641	23,642
Class I	8,079,132	3,275,541
Class Y	23,918,714	8,403,972
Cost of shares redeemed:
Class A	(2,544,284)	(3,471,630)
Class C	(53,802)	(200,528)
Class I	(36,868,126)	(31,404,622)
Class Y	(99,958,043)	(124,355,945)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(50,709,897)	(22,329,007)
Total Increase (Decrease) in Net Assets	(274,319,748)	82,523,462
Net Assets ($):
Beginning of Period	748,136,182	665,612,720
End of Period	473,816,434	748,136,182

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	202,000	902,955
Shares issued for distributions reinvested	214,498	60,148
Shares redeemed	(281,204)	(367,697)
Net Increase (Decrease) in Shares Outstanding	135,294	595,406
Class C
Shares sold	4,217	13,141
Shares issued for distributions reinvested	8,168	2,849
Shares redeemed	(6,307)	(21,357)
Net Increase (Decrease) in Shares Outstanding	6,078	(5,367)
Class Ia
Shares sold	1,294,780	2,408,364
Shares issued for distributions reinvested	914,813	395,568
Shares redeemed	(4,745,419)	(3,487,474)
Net Increase (Decrease) in Shares Outstanding	(2,535,826)	(683,542)
Class Ya
Shares sold	5,103,401	10,275,549
Shares issued for distributions reinvested	2,726,826	1,011,033
Shares redeemed	(13,503,809)	(13,800,283)
Net Increase (Decrease) in Shares Outstanding	(5,673,582)	(2,513,701)

[a] During the period ended April 30, 2020, 689 Class Y shares representing $6,915 were exchanged for 681 Class A shares and 810,575 Class Y shares representing $7,004,781 were exchanged for 811,023 Class I shares. During the period ended October 31, 2019, 1,781 Class A shares representing $16,764 were exchanged for 1,808 Class I shares and 1,259,169 Class Y shares representing $11,753,778 were exchanged for 1,259,799 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.29	8.84	9.15	9.06	9.31	9.34
Investment Operations:
Investment income—net[a]	.09	.15	.17	.10	.17	.13
Net realized and unrealized gain (loss) on investments	(2.05)	1.66	(.09)	.50	.01	.09
Total from Investment Operations	(1.96)	1.81	.08	.60	.18	.22
Distributions:
Dividends from investment income—net	(.37)	(.20)	(.22)	(.37)	(.17)	(.21)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(.99)	(.36)	(.39)	(.51)	(.43)	(.25)
Net asset value, end of period	7.34	10.29	8.84	9.15	9.06	9.31
Total Return (%)[b]	(20.75)[c]	21.39	.82	7.05	2.10	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.50[d]	2.45	2.72	2.30	1.78	1.64
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	2.09[d]	1.63	1.89	1.15	1.90	1.37
Portfolio Turnover Rate	66.76[c]	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	15,875	20,861	12,652	12,510	8,086	12,169

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.06	8.64	8.93	8.85	9.11	9.13
Investment Operations:
Investment income—net[a]	.06	.09	.10	.04	.10	.06
Net realized and unrealized gain (loss) on investments	(2.02)	1.62	(.08)	.48	.01	.10
Total from Investment Operations	(1.96)	1.71	.02	.52	.11	.16
Distributions:
Dividends from investment income—net	(.30)	(.13)	(.14)	(.30)	(.11)	(.14)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(.92)	(.29)	(.31)	(.44)	(.37)	(.18)
Net asset value, end of period	7.18	10.06	8.64	8.93	8.85	9.11
Total Return (%)[b]	(21.11)[c]	20.61	.11	6.17	1.33	1.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.22[d]	2.23	2.25	2.25	2.24	2.25
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	1.34[d]	.93	1.10	.43	1.15	.61
Portfolio Turnover Rate	66.76[c]	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	730	960	872	918	1,016	1,033

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.15	8.72	9.03	8.96	9.22	9.25
Investment Operations:
Investment income—net[a]	.10	.18	.19	.13	.20	.15
Net realized and unrealized gain (loss) on investments	(2.01)	1.63	(.09)	.48	.01	.10
Total from Investment Operations	(1.91)	1.81	.10	.61	.21	.25
Distributions:
Dividends from investment income—net	(.40)	(.22)	(.24)	(.40)	(.21)	(.24)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(1.02)	(.38)	(.41)	(.54)	(.47)	(.28)
Net asset value, end of period	7.22	10.15	8.72	9.03	8.96	9.22
Total Return (%)	(20.64)[b]	21.79	1.03	7.24	2.41	2.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.06	1.05	1.05	1.03	1.03
Ratio of net expenses to average net assets	1.05[c]	1.05	1.05	1.05	1.03	1.03
Ratio of net investment income to average net assets	2.32[c]	1.92	2.19	1.45	2.18	1.63
Portfolio Turnover Rate	66.76[b]	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	42,100	84,925	78,954	144,781	157,168	151,538

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.16	8.73	9.03	8.96	9.22	9.25
Investment Operations:
Investment income—net[a]	.10	.18	.19	.13	.20	.15
Net realized and unrealized gain (loss) on investments	(2.02)	1.63	(.08)	.48	.01	.10
Total from Investment Operations	(1.92)	1.81	.11	.61	.21	.25
Distributions:
Dividends from investment income—net	(.40)	(.22)	(.24)	(.40)0)	(.21)	(.24)
Dividends from net realized gain on investments	(.62)	(.16)	(.17)	(.14)	(.26)	(.04)
Total Distributions	(1.02)	(.38)	(.41)	(.54)	(.47)	(.28)
Net asset value, end of period	7.22	10.16	8.73	9.03	8.96	9.22
Total Return (%)	(20.68)[b]	21.81	1.18	7.26	2.42	2.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.01	1.02	1.03	1.01	1.01
Ratio of net expenses to average net assets	1.03[c]	1.01	1.02	1.03	1.01	1.01
Ratio of net investment income to average net assets	2.36[c]	1.95	2.17	1.45	2.19	1.63
Portfolio Turnover Rate	66.76[b]	79.34	55.32	75.07	60.90	55.84
Net Assets, end of period ($ x 1,000)	415,112	641,390	573,136	602,031	610,377	597,186

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Sub-Adviser”), serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	269,536,143	200,022,494††	-	469,558,637
Investment Companies	6,532,656	-	-	6,532,656
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	4,639	-	4,639
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(725)	-	(725)

† See Statement of Investments for additional detailed categorizations, if any.

†† See classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $2,454 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $17,592,725 and long-term capital gains $10,257,995. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $191,209 with a related weighted average annualized interest rate of 1.88%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $117,071 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended April 30, 2020, the Distributor retained $823 from commissions earned on sales of the fund’s Class A shares and $1,979 CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $3,229 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $23,076 and $1,076, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $3,935 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $70,015 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $367,193, Distribution Plan fees of $430, Shareholder Services Plan fees of $3,245, custodian fees of $48,000, Chief Compliance Officer fees of $4,438 and transfer agency fees of $1,370, which are offset against an expense reimbursement currently in effect in the amount of $17,093.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2020, amounted to $421,673,829 and $538,907,493, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	4,639	(725)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	4,639	(725)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	4,639	(725)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	4,639		(653)	-	3,986
Total	4,639		(653)	-	3,986

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(72)		-	-	(72)
State Street Bank and Trust Company	(653)		653	-	-
Total	(725)		653	-	(72)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Forward contracts	372,118

At April 30, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $3,729,141, consisting of $46,493,408 gross unrealized appreciation and $50,222,549 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which CenterSquare Investment Management LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional global real estate funds (the “Performance Group”) and with a broader group of retail and institutional global real estate funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional global real estate funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, except the one-year period when it was below the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the

“Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

For More Information

BNY Mellon Global Real Estate Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6593SA0420

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      June 25, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)